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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 2003

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

Maryland                             001-12056              52-6613091

(State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                   File Number)           Identification No.)


100 S. Charles Street, Baltimore, MD                                 21201
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (410) 539-7600


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

(c)      Exhibits.

                  Exhibit 99.1 Press Release issued by The Town and Country Trust dated July 22, 2003, titled "The Town and Country Trust Reports Second Quarter 2003 Results."


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED PURSUANT TO ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

The Town and Country Trust recently announced its unaudited financial results for the second quarter ended June 30, 2003. On July 22, 2003, The Town and Country Trust issued a press release titled "The Town and Country Trust Reports Second Quarter 2003 Results," a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               By: /s/ Alan W. Lasker
                                                   ----------------------------
                                                   Alan W. Lasker
                                                   Senior Vice President
                                                   and Chief Financial Officer



Dated:  July 24, 2003



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